UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


     Date of report (Date of earliest event reported):        August 20, 2004

                               ENOVA SYSTEMS, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                   California
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                 (State or Other Jurisdiction of Incorporation)

         0-25184                                          95-3056150
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  (Commission File Number)                     (IRS Employer Identification No.)

19850 South Magellan Drive, Suite 305 Torrance, California               90502
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    (Address of Principal Executive Offices)                          (Zip Code)

                                 (310) 527-2800
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective as of August 20, 2004, Carl D. Perry, President and Chief Executive Officer of Registrant, was promoted to the position of Vice-Chairman of the Board of Registrant and Edwin O. Riddell, a director of Registrant, was appointed as President and Chief Executive Officer of Registrant.

Mr. Riddell, age 61, has served as a Director of the Company since June 1995. From March 1999 through August 2004, Mr. Riddell was President of CR Transportation Services, a consultant to the electric vehicle industry. From January 1991 to March 1999, Mr. Riddell has served as Manager of the Transportation Business Unit in the Customer Systems Group at the Electric Power Research Institute in Palo Alto, California, and from 1985 until November 1990, he served with the Transportation Group, Inc. as Vice President, Engineering, working on electric public transportation systems. From 1979 to 1985, he was Vice President and General Manager of Lift U, Inc., the leading manufacturer of handicapped wheelchair lifts for the transit industry. Mr. Riddell has also worked with Ford, Chrysler, and General Motors in the area of auto design (styling), and has worked as a member of senior management for a number of public transit vehicle manufacturers. Mr. Riddell has been a member of the American Public Transportation Association's (APTA) Member Board of Governors for over 15 years, and has served on APTA's Board of Directors. Mr. Riddell was also Managing Partner of the U.S. Advanced Battery Consortium.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    August 24, 2004

                                       ENOVA SYSTEMS, INC.


                                       By:         /s/ LARRY LOMBARD
                                             -----------------------------------
                                                Larry Lombard, Acting Chief
                                                    Financial Officer